UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04797
Oppenheimer Equity Income Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: October 31
Date of reporting period: 10/31/2011

Item 1. Reports To Stockholders.

October 31, 2011

Oppenheimer

Equity Income Fund, Inc.

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	9.0%
Pharmaceuticals	7.8
Insurance	6.7
Diversified Telecommunication Services	5.2
Commercial Banks	4.9
Diversified Financial Services	4.4
Electric Utilities	3.9
Multiline Retail	3.6
Software	2.6
Media	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets.

Top Ten Common Stock Holdings

JPMorgan Chase & Co.	3.4%
Chevron Corp.	2.9
MetLife, Inc.	2.5
Microsoft Corp.	2.4
Pfizer, Inc.	2.2
Merck & Co., Inc.	2.2
CenturyLink, Inc.	2.1
Target Corp.	2.0
AT&T, Inc.	1.8
Wells Fargo & Co.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
6 | OPPENHEIMER EQUITY INCOME FUND, INC.

Portfolio Allocation

*	Represents a value of less than 0.05%. Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on the total market value of investments.
7 | OPPENHEIMER EQUITY INCOME FUND, INC.

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended October 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the one-year period ended October 31, 2011, Oppenheimer Equity Income Fund, Inc.’s Class A shares (without sales charge) returned 2.64% and underperformed the Russell 1000 Value Index (the “Index”), which returned 6.16% over the same period.
     Information technology served as the largest contributor to the Fund’s performance relative to the Index. Within the information technology sector, top individual contributors included National Semiconductor Corp., Intel Corp. and QUALCOMM, Inc. Over the period, National Semiconductor’s stock price benefited from being acquired by Texas Instruments for $6.5 billion in cash. Following the announcement, we sold our position in National Semiconductor at a favorable price. Intel Corp. offered an attractive valuation and a very favorable dividend yield and QUALCOMM, Inc. benefited from growth in the smartphone market.
     The consumer discretionary sector was another area that helped performance. The top contributors to performance were Foot Locker Corp. and Target Corp. Foot Locker benefited from the successful implementation of a new strategic plan created by the company’s new management team. Over the period, Target continued to expand into Canada and broaden its grocery programs. The market appeared to approve of Target’s strategic moves. The Fund’s exposure to cable companies contributed to performance. Cable companies were attractive to investors over the period as a result of the attractive dividend payments and share buyback programs that they offered. Top performers for the Fund included Comcast Corp. and Time Warner Cable, Inc.
     In the energy sector, the Fund’s holdings in Chevron Corp., Exxon Mobil Corp. and CONSOL Energy, Inc. contributed to the Fund’s outperformance versus the Index. Chevron and Exxon Mobil benefited from attractive valuations and dividends in addition to good production growth. CONSOL Energy, Inc., a diversified energy producer, posted strong returns as a result of the company’s acreage in the Marcellus Shale, an area of sedimentary rock that runs through Pennsylvania, New York, Ohio and West Virginia. The Marcellus Shale is believed to contain a significant amount of natural gas, which is recovered though the process of hydraulic fracturing.
     During the period, the Fund’s exposure to financial securities was the primary detractor from performance. An uncertain regulatory environment, a slow growth environment and possible return to recession in some countries or regions, depressed interest rates and
8 | OPPENHEIMER EQUITY INCOME FUND, INC.

European debt worries all weighed on the performance of the financials sector. The Fund’s performance was hurt by its investments in Citigroup, Inc., Goldman Sachs Group, Inc., Metlife, Inc., CIT Group, Inc. and Genworth Financial, Inc. as investment banks and insurance companies generally saw declines this period. The Fund’s exposure to convertible securities within the mortgage insurance space also weighed on performance as the housing market stabilized at a slower rate than we anticipated. MGIC Investment Corp., Radian Group, Inc. and the PMI Group, Inc. all underperformed during the period. We exited our position in PMI by period end.
     The Fund also underperformed the Index in telecommunication services and health care. In telecommunication services, the Fund’s exposure to rural local exchange carriers (RLECs) hurt performance. The top two RLEC detractors were CenturyLink, Inc. and Frontier Communications Corp. CenturyLink underperformed due to market uncertainty concerning its acquisition of competitor, Embarq. Frontier’s stock price declined as the company struggled to stabilize revenue and eliminate redundant costs, all of which were associated with its acquisition of access lines from Verizon.
     The Fund’s unfavorable stock selection in the health care sector hurt performance. In terms of individual holdings, Teva Pharmaceutical Industries Ltd. ADR was the largest detractor from the Fund’s results. Teva’s stock price declined due to market uncertainty around the company’s acquisition of Cephalon, a branded drug manufacturer, and to rising competition concerning a few of Teva’s key existing products. Our position in the convertible bond of AMR Corp., the parent of American Airlines, declined during the period as its inability to improve its financial performance became evident. After the reporting period ended, we exited our position in AMR. Our exposure to the auto industry, including General Motors Co., Ford Motor Co. and Lear Corp. also detracted from Fund performance, primarily due to the market reacting negatively to expected weaker sales for car manufacturers in a slow growth economy, despite these companies exhibiting solid earnings, good cash flow and gains in market share.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2011. In the case of Class A, B, C and N shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on February 28, 2011. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
9 | OPPENHEIMER EQUITY INCOME FUND, INC.

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to the performance of the Russell 1000 Value Index, an unmanaged index that measures the performance of large-capitalization value stocks, the S&P 500 Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market, and the Russell 3000 Value Index, an unmanaged index of the 3,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
10 | OPPENHEIMER EQUITY INCOME FUND, INC.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER EQUITY INCOME FUND, INC.

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER EQUITY INCOME FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER EQUITY INCOME FUND, INC.

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER EQUITY INCOME FUND, INC.

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares (formerly capital shares) of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 2/28/11. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER EQUITY INCOME FUND, INC.

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER EQUITY INCOME FUND, INC.

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2011	October 31, 2011	October 31, 2011
Actual
Class A	$1,000.00	$874.00	$5.07
Class B	1,000.00	869.60	9.48
Class C	1,000.00	870.60	8.81
Class N	1,000.00	871.80	6.96
Class Y	1,000.00	874.80	3.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.81	5.46
Class B	1,000.00	1,015.12	10.21
Class C	1,000.00	1,015.83	9.49
Class N	1,000.00	1,017.80	7.50
Class Y	1,000.00	1,021.12	4.13
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.07%
Class B	2.00
Class C	1.86
Class N	1.47
Class Y	0.81
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS October 31, 2011

	Shares	Value

Common Stocks—79.3%
Consumer Discretionary—10.8%
Auto Components—0.4%
Lear Corp.	255,000	$11,962,050
Automobiles—1.6%
Ford Motor Co.[1,2]	3,875,000	45,260,000
Hotels, Restaurants & Leisure—0.5%
Wyndham Worldwide Corp.[1]	440,000	14,814,800
Household Durables—0.4%
MDC Holdings, Inc.[1]	552,500	12,376,000
Media—2.6%
Cablevision Systems Corp. New York Group, Cl. A	650,000	9,405,500
Cinemark Holdings, Inc.	500,000	10,335,000
Comcast Corp., Cl. A Special, Non-Vtg.	1,150,000	26,450,000
Regal Entertainment Group	440,000	6,353,600
Time Warner Cable, Inc.	310,000	19,743,900

		72,288,000

Multiline Retail—3.6%
Kohl’s Corp.[1]	820,000	43,468,200
Target Corp.	1,039,090	56,890,178

		100,358,378

Specialty Retail—1.7%
Foot Locker, Inc.	1,450,000	31,697,000
Lowe’s Cos., Inc.[1]	700,000	14,714,000

		46,411,000

Consumer Staples—4.0%
Beverages—0.3%
PepsiCo, Inc.[1]	110,750	6,971,713
Food & Staples Retailing—2.4%
CVS Caremark Corp.	682,500	24,774,750
Kroger Co. (The)	1,050,000	24,339,000
Walgreen Co.	595,000	19,754,000

		68,867,750

Food Products—0.8%
Archer-Daniels-Midland Co.	410,000	11,865,400
Nestle SA	195,350	11,327,540

		23,192,940
19 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Tobacco—0.5%
Altria Group, Inc.[1]	181,800	$5,008,590
Philip Morris International, Inc.[1]	135,000	9,432,450

		14,441,040

Energy—10.9%
Energy Equipment & Services—1.9%
Ensco plc, Sponsored ADR	532,500	26,443,950
Halliburton Co.	705,000	26,338,800

		52,782,750

Oil, Gas & Consumable Fuels—9.0%
BP plc, ADR	190,750	8,427,335
Chevron Corp.[1]	767,500	80,625,875
CONSOL Energy, Inc.	587,500	25,121,500
El Paso Corp.	1,475,000	36,889,750
Exxon Mobil Corp.[1]	475,300	37,116,177
Kinder Morgan Management LLC[2]	1	36
Kinder Morgan, Inc.	300,000	8,580,000
Marathon Oil Corp.	400,000	10,412,000
Royal Dutch Shell plc, ADR	460,000	32,618,600
Targa Resources Corp.	412,500	13,917,750

		253,709,023

Financials—20.5%
Capital Markets—2.4%
Goldman Sachs Group, Inc. (The)	330,000	36,151,500
Morgan Stanley[1]	1,775,000	31,311,000

		67,462,500

Commercial Banks—4.9%
CIT Group, Inc.[1,2]	1,100,000	38,335,000
M&T Bank Corp.	87,500	6,659,625
U.S. Bancorp[1]	1,750,000	44,782,500
Wells Fargo & Co.	1,875,000	48,581,250

		138,358,375

Diversified Financial Services—4.4%
JPMorgan Chase & Co.[1]	2,785,000	96,806,600
KKR Financial Holdings LLC	3,250,000	27,137,500

		123,944,100
20 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value

Insurance—6.7%
ACE Ltd.	72,500	$5,230,875
Assured Guaranty Ltd.	1,492,500	19,014,450
Everest Re Group Ltd.[1]	515,000	46,308,800
Genworth Financial, Inc., Cl. A2	1,300,000	8,294,000
Hartford Financial Services Group, Inc. (The)	600,000	11,550,000
MetLife, Inc.	2,000,000	70,320,000
Old Republic International Corp.	739,156	6,534,139
XL Group plc	1,025,000	22,283,500

		189,535,764

Real Estate Investment Trusts—2.1%
Apollo Commercial Real Estate Finance, Inc.[1,3]	998,000	13,981,980
Ashford Hospitality Trust	1,025,000	9,122,500
CYS Investments, Inc.	1,100,000	13,948,000
Starwood Property Trust, Inc.	1,125,000	21,138,750

		58,191,230

Health Care—9.2%
Biotechnology—0.3%
PDL BioPharma, Inc.	1,225,000	7,435,750
Health Care Equipment & Supplies—0.6%
Medtronic, Inc.	520,000	18,064,800
Health Care Providers & Services—0.5%
Humana, Inc.	97,500	8,276,775
WellPoint, Inc.	71,250	4,909,125

		13,185,900

Pharmaceuticals—7.8%
Abbott Laboratories[1]	455,000	24,510,850
GlaxoSmithKline plc, ADR	535,000	23,962,650
Johnson & Johnson[1]	192,500	12,395,075
Merck & Co., Inc.	1,800,000	62,100,000
Pfizer, Inc.	3,239,800	62,398,548
Teva Pharmaceutical Industries Ltd., Sponsored ADR	875,000	35,743,750

		221,110,873

Industrials—5.3%
Aerospace & Defense—1.1%
Boeing Co. (The)	27,500	1,809,225
General Dynamics Corp.	447,500	28,725,025

		30,534,250
21 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electrical Equipment—0.2%
Cooper Industries plc	100,000	$5,246,000
Industrial Conglomerates—1.8%
General Electric Co.	2,082,500	34,798,575
Tyco International Ltd.	390,000	17,764,500

		52,563,075

Machinery—0.7%
Ingersoll-Rand plc	635,000	19,767,550
Marine—1.1%
Box Ships, Inc.[3]	1,605,000	14,830,200
Costamare, Inc.	597,500	7,480,700
Diana Containerships, Inc.[3]	1,502,500	7,903,150

		30,214,050

Trading Companies & Distributors—0.4%
Aircastle Ltd.[1]	1,000,000	12,130,000
Information Technology—6.1%
Communications Equipment—1.1%
QUALCOMM, Inc.	595,000	30,702,000
Computers & Peripherals—0.8%
Seagate Technology	1,350,000	21,802,500
Electronic Equipment & Instruments—0.5%
Corning, Inc.	925,000	13,218,250
Semiconductors & Semiconductor Equipment—1.1%
Intel Corp.[1]	1,180,000	28,957,200
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	150,000	1,893,000

		30,850,200

Software—2.6%
Microsoft Corp.	2,590,000	68,971,700
Oracle Corp.	175,000	5,734,750

		74,706,450

Materials—2.9%
Chemicals—1.2%
Celanese Corp., Series A	225,000	9,798,750
LyondellBasell Industries NV, Cl. A	280,000	9,200,800
Mosaic Co. (The)	279,000	16,338,240

		35,337,790

Containers & Packaging—0.2%
Rock-Tenn Co., Cl. A	85,000	5,031,150
22 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value

Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc., Cl. B	127,500	$5,133,150
Paper & Forest Products—1.3%
International Paper Co.	1,290,000	35,733,000
Telecommunication Services—5.2%
Diversified Telecommunication Services—5.2%
AT&T, Inc.[1]	1,750,000	51,292,500
CenturyLink, Inc.[1]	1,700,000	59,942,000
Consolidated Communications Holdings, Inc.[1]	783,500	14,792,480
Frontier Communications Corp.	3,050,000	19,093,000

		145,119,980

Utilities—4.4%
Electric Utilities—3.9%
American Electric Power Co., Inc.	520,000	20,425,600
Edison International, Inc.[1]	775,000	31,465,000
Entergy Corp.[1]	300,000	20,751,000
Exelon Corp.	127,500	5,659,725
FirstEnergy Corp.	536,250	24,109,800
PPL Corp.	255,000	7,489,350

		109,900,475

Multi-Utilities—0.5%
National Grid plc, Sponsored ADR	277,500	13,894,414

Total Common Stocks (Cost $2,172,039,970)		2,232,609,020

Preferred Stocks—6.2%
Apache Corp., 6% Cv., Series D, Non-Vtg.	245,750	13,835,725
Citigroup, Inc., 7.50% Cv.	785,000	74,606,400
General Motors Co., 4.75% Cv., Series B, Non-Vtg.	1,650,000	68,574,000
MetLife, Inc., 5% Cv., Non-Vtg.	25,000	1,697,750
PPL Corp., 8.75% Cv.	100,000	5,459,000
Synovus Financial Corp., 8.25% Cv.	645,000	9,894,300

Total Preferred Stocks (Cost $194,897,945)		174,067,175
23 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities—0.0%
Countrywide Home Loans, Asset-Backed Certificates, Series 2002-4, Cl. A1, 0.985%, 2/25/33[4]	$13,848	$13,320
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.365%, 6/25/47[4]	875,890	765,811

Total Asset-Backed Securities (Cost $889,741)		779,131

Mortgage-Backed Obligations—0.6%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.551%, 5/1/36[4]	190,000	170,089
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.866%, 6/1/34[4]	362,761	324,622
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.707%, 6/1/47[4]	580,661	414,490
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	180,111	156,121
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.353%, 11/1/35[4]	563,631	391,500
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	409,652	392,620
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	154,329	123,454
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	1,704,818	1,364,937
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	473,188	350,829
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	485,633	269,703
Federal Home Loan Mortgage Corp.:
8%, 4/1/16	13,853	15,201
9%, 8/1/22-5/1/25	5,370	6,099
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	15,728	18,112
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.623%, 4/1/27[5]	232,376	43,344
Series 192, Cl. IO, 13.053%, 2/1/28[5]	69,562	13,239
Series 2130, Cl. SC, 51.894%, 3/15/29[5]	195,964	36,532
Series 243, Cl. 6, 24.01%, 12/15/32[5]	281,773	44,579
Series 2527, Cl. SG, 81.202%, 2/15/32[5]	46,238	1,318
Series 2531, Cl. ST, 31.45%, 2/15/30[5]	93,346	3,443
Series 2639, Cl. SA, 0%, 7/15/22[5,6]	513,713	45,399
Series 2796, Cl. SD, 62.857%, 7/15/26[5]	289,287	51,555
Series 2802, Cl. AS, 65.237%, 4/15/33[5]	258,139	21,985
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	254,944	35,390
24 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.81%, 6/1/26[7]	$65,069	$56,710
Federal National Mortgage Assn.:
7.50%, 1/1/33	217,957	254,292
8.50%, 7/1/32	9,087	10,365
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 37.417%, 12/18/31[5]	8,241	1,510
Trust 2001-65, Cl. S, 39.009%, 11/25/31[5]	605,455	115,351
Trust 2001-68, Cl. SC, 39.47%, 11/25/31[5]	5,430	1,024
Trust 2001-81, Cl. S, 33.853%, 1/25/32[5]	140,221	27,385
Trust 2002-47, Cl. NS, 35.479%, 4/25/32[5]	300,111	58,665
Trust 2002-51, Cl. S, 35.748%, 8/25/32[5]	275,569	53,864
Trust 2002-52, Cl. SD, 43.314%, 9/25/32[5]	347,448	75,040
Trust 2002-7, Cl. SK, 39.418%, 1/25/32[5]	10,607	1,873
Trust 2002-77, Cl. BS, 32.499%, 12/18/32[5]	19,705	3,603
Trust 2002-77, Cl. SH, 42.412%, 12/18/32[5]	201,148	41,220
Trust 2002-9, Cl. MS, 34.588%, 3/25/32[5]	202,050	41,051
Trust 2002-90, Cl. SN, 39.721%, 8/25/32[5]	16,618	2,320
Trust 2002-90, Cl. SY, 44.165%, 9/25/32[5]	8,332	1,201
Trust 2003-33, Cl. SP, 41.29%, 5/25/33[5]	685,850	122,710
Trust 2003-4, Cl. S, 37.896%, 2/25/33[5]	350,418	68,281
Trust 2003-46, Cl. IH, 12.439%, 6/1/23[5]	2,185,131	309,429
Trust 2003-89, Cl. XS, 44.161%, 11/25/32[5]	216,965	15,151
Trust 2004-54, Cl. DS, 53.151%, 11/25/30[5]	316,578	49,751
Trust 2004-56, Cl. SE, 16.745%, 10/25/33[5]	2,404,604	376,620
Trust 2005-14, Cl. SE, 42.449%, 3/25/35[5]	393,923	59,298
Trust 2005-71, Cl. SA, 62.885%, 8/25/25[5]	929,049	129,714
Trust 2005-93, Cl. SI, 19.373%, 10/25/35[5]	263,842	38,696
Trust 2006-60, Cl. DI, 40.018%, 4/25/35[5]	247,024	31,545
Trust 2008-67, Cl. KS, 48.926%, 8/25/34[5]	859,278	81,002
Trust 214, Cl. 2, 40.044%, 3/1/23[5]	405,099	72,584
Trust 222, Cl. 2, 25.164%, 6/1/23[5]	517,243	85,980
Trust 247, Cl. 2, 44.18%, 10/1/23[5]	121,568	23,310
Trust 252, Cl. 2, 36.647%, 11/1/23[5]	427,705	77,380
Trust 319, Cl. 2, 6.63%, 2/1/32[5]	144,835	27,550
Trust 320, Cl. 2, 12.976%, 4/1/32[5]	679,229	147,696
Trust 331, Cl. 9, 31.659%, 2/1/33[5]	53,689	10,007
Trust 334, Cl. 17, 39.959%, 2/1/33[5]	264,624	44,802
Trust 339, Cl. 12, 0.969%, 7/1/33[5]	550,269	97,103
Trust 343, Cl. 13, 8.371%, 9/1/33[5]	520,982	88,845
Trust 343, Cl. 18, 3.549%, 5/1/34[5]	82,233	12,349
Trust 345, Cl. 9, 14.406%, 1/1/34[5]	672,235	101,294
Trust 351, Cl. 10, 4.836%, 4/1/34[5]	137,610	22,208
Trust 351, Cl. 8, 3.048%, 4/1/34[5]	279,866	46,792
Trust 356, Cl. 10, 1.022%, 6/1/35[5]	230,247	35,752
Trust 356, Cl. 12, 18.577%, 2/1/35[5]	114,700	17,728
Trust 362, Cl. 13, 4.249%, 8/1/35[5]	1,308,330	245,091
Trust 364, Cl. 16, 0.30%, 9/1/35[5]	538,449	73,147
25 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.209%, 9/25/23[7]	$200,408	$176,863
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	500,314	487,897
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	520,657	341,163
Government National Mortgage Assn.:
2.375%, 4/8/26[4]	13,013	13,469
7%, 1/29/24-4/29/26	98,265	114,272
7.50%, 5/29/27	439,203	514,072
8%, 5/30/17	15,042	17,089
8.50%, 8/1/17-12/15/17	7,443	8,416
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 89.177%, 1/16/27[5]	430,895	76,996
Series 2002-15, Cl. SM, 80.519%, 2/16/32[5]	348,708	65,130
Series 2004-11, Cl. SM, 79.064%, 1/17/30[5]	325,647	69,153
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.785%, 5/25/35[4]	325,755	230,637
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.126%, 11/1/35[4]	741,748	515,139
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	579,015	502,514
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.37%, 5/1/37[4]	110,402	91,384
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	747,781	673,225
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.685%, 4/1/34[4]	421,424	406,341
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	800,881	822,643
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	213,423	220,317
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	46,578	27,065
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	121,721	96,469
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3A1, 2.505%, 5/1/34[4]	729,196	670,689
Thornburg Mortgage Securities Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A2, 0.395%, 11/25/46[4]	528,940	525,141
26 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.552%, 12/1/35[4]	$407,989	$333,831
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.542%, 5/1/37[4]	464,107	378,088
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	410,786	325,086
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/34[4]	183,810	183,596
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	538,655	517,751
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.671%, 10/1/36[4]	473,062	403,988
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.069%, 11/1/37[4]	508,931	385,014

Total Mortgage-Backed Obligations (Cost $16,966,232)		16,745,288

U.S. Government Obligations—0.1%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	150,000	155,621
2.50%, 5/27/16	210,000	222,898
5%, 2/16/17	240,000	284,340
5.25%, 4/18/16[8]	425,000	501,746
5.50%, 7/18/16	240,000	287,476
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16	410,000	433,038
4.875%, 12/15/16[8]	345,000	405,336
5%, 3/15/16[8]	270,000	315,436

Total U.S. Government Obligations (Cost $2,452,055)		2,605,891

Non-Convertible Corporate Bonds and Notes—2.5%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	240,000	292,599
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	481,000	495,152
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[9]	475,000	489,255
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	526,000	541,780
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	647,281
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	528,000	558,399
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	431,314
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	399,110
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[9]	603,000	610,272
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000	994,378
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	485,000	544,413
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	761,000	924,656
27 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	$210,000	$206,567
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	475,000	521,313
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[9]	940,000	1,005,575
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[9,10]	170,000	132,600
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	277,000	279,815
British Telecommunications plc, 9.875% Bonds, 12/15/30	325,000	479,692
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	66,492
8.50% Sr. Unsec. Nts., 6/15/19	365,000	448,210
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	171,492
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[9]	486,000	521,474
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	262,000	276,384
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	390,273
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	193,000	192,929
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	968,000	1,069,010
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	532,125
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	468,546
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	550,552
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	457,995
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	129,000	130,716
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	525,000	570,938
Credit Suisse Guernsey Ltd., 5.86% Jr. Sub. Perpetual Nts.[10]	330,000	287,100
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	170,630
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	520,726
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	503,000	529,413
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	872,183
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[9]	552,000	586,496
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	487,497
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	306,353
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,017,000	999,203
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	372,659
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	128,000	140,565
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	759,000	813,014
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	527,000	565,208
28 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	$495,000	$505,299
5.25% Sr. Unsec. Nts., 10/19/12	85,000	88,560
6.375% Unsec. Sub. Bonds, 11/15/67	1,005,000	1,000,176
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[4,9]	631,000	477,983
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	523,000	490,029
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	171,443
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	553,000	561,400
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[9]	490,000	504,805
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	193,132
Historic TW, Inc., 9.125% Debs., 1/15/13	183,000	199,136
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[4]	1,330,000	1,177,050
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	554,114
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[9]	780,000	838,602
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	585,000	466,538
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	539,000	509,610
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	200,000	213,000
10% Sr. Unsec. Nts., 7/15/17	620,000	713,000
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[9]	420,000	370,288
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	900,000	972,346
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	219,000	242,443
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	909,000	964,055
Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16[9]	419,000	407,548
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	426,108
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	492,000	520,111
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	538,135
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[9]	808,000	766,140
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,102,000	978,025
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[9]	598,000	559,381
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	394,706
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	208,000	209,172
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[9]	735,000	723,152
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	653,944
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	490,000	518,407
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	373,648
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	348,000	361,128
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	369,000	371,391
29 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[9]	$218,000	$217,845
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,284,198
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	490,000	490,000
Mylan, Inc., 6% Sr. Nts., 11/15/18[9]	565,000	596,075
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	680,000	762,115
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	527,000	556,502
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	622,363
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	526,374
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	525,000	537,692
Oncor Electric Delivery Co., 7% Debs., 9/1/22	470,000	602,022
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	387,426
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[9]	763,000	819,676
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	593,000	606,255
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	373,868
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	531,000	592,065
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	503,000	563,360
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[9]	305,000	332,969
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	574,690
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	491,000	533,809
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[9]	930,000	915,073
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	599,482
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	417,000	445,734
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	567,100
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	514,000	517,627
SLM Corp., 6.25% Sr. Nts., 1/25/16	739,000	740,465
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	540,000	559,430
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	506,000	514,164
Swiss Re Capital I LP, 6.854% Perpetual Bonds[9,10]	1,077,000	977,621
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	625,000	629,165
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	525,000	535,779
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	502,000	526,735
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[9]	540,000	708,234
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	381,548
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	251,000	270,792
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	592,625
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	223,000	222,538
30 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	$243,000	$221,738
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	34,208
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	402,351
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	394,263
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	307,000	332,368
6.50% Sr. Sec. Nts., 1/15/18	658,000	712,285
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	422,155
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[9]	534,000	549,697
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	612,487
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	382,000	410,650
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	213,000	222,631
8% Sr. Unsec. Nts., 5/1/12	410,000	423,684
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	578,586
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[9]	390,000	403,403
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	528,000	557,539
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	182,663
6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	451,677
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	242,000	250,819
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[9]	78,000	85,249
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[4,11]	598,000	556,140
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	723,000	770,029

Total Non-Convertible Corporate Bonds and Notes (Cost $67,803,565)		70,324,397

Convertible Corporate Bonds and Notes—7.5%
AMR Corp., 6.25% Cv. Sr. Unsec. Nts., 10/15/14	23,000,000	12,908,750
CNO Financial Group, Inc.:
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	608,000	820,800
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	6,157,000	8,319,646
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	15,566,000	21,014,100
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	27,500,000	34,168,750
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	27,500,000	28,256,250
MGIC Investment Corp., 9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[9]	56,536,000	23,321,100
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	18,750,000	21,093,750
Radian Group, Inc., 3% Cv. Sr. Unsec. Unsub. Nts., 11/15/17	22,500,000	11,812,500
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15	21,250,000	20,267,188
31 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Convertible Corporate Bonds and Notes Continued
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[9]	$400,000	$352,238
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	18,500,000	29,322,500

Total Convertible Corporate Bonds and Notes (Cost $249,322,504)		211,657,572

Structured Securities—4.3%
Barclays Bank plc:
Allegheny Technologies, Inc. Yield Enhanced
Equity Linked Debt Securities	167,225	7,898,037
Celanese Corp. Yield Enhanced Equity Linked Debt Securities	198,109	8,809,907
GenOn Energy, Inc. Yield Enchanced Equity Linked Debt Securities	2,877,055	8,717,477
Lear Corp. Yield Enhanced Equity Linked Debt Securities	532,368	25,000,001
Citigroup Funding, Inc., Mosaic Co. Equity Linked Nts.	199,009	12,211,461
Credit Suisse AG:
Apple, Inc. Equity Linked Nts.	30,000	11,625,150
Sprint Nextel Corp. Equity Linked Nts.	2,253,000	5,666,295
Deutsche Bank AG London:
Ford Motor Co. Equity Linked Nts.[11]	628,200	7,324,184
Lear Corp. Yield Enhanced Equity Linked Debt Securities[9]	292,000	13,718,452
Goldman Sachs Group, Inc. (The):
Apple, Inc. Equity Linked Nts.	29,400	11,986,108
OfficeMax, Inc. Equity Linked Nts.[11]	1,345,291	7,098,912

Total Structured Securities (Cost $136,977,490)		120,055,984

	Expiration
	Date	Strike Price	Contracts

Options Purchased—0.2%
Apple, Inc. Put[2]	12/19/11	$370.000	3,000	1,530,000
Assured Guaranty Ltd. Put[2]	11/21/11	10.000	10,000	230,000
Cablevision Systems Corp. New York Group, Cl. A Put[2]	11/21/11	13.000	3,000	60,000
Citigroup, Inc. Put[2]	12/19/11	20.000	2,000	28,000
CONSOL Energy, Inc. Put[2]	11/21/11	36.000	3,000	132,000
CONSOL Energy, Inc. Put[2]	11/21/11	38.000	1,000	67,000
Ensco plc, Sponsored ADR Put[2]	12/19/11	38.000	11,250	281,250
Exxon Mobil Corp. Put[2]	1/23/12	72.500	4,200	735,000
Halliburton Co. Put[2]	11/21/11	30.000	10,000	100,000
JPMorgan Chase & Co. Put[2]	11/21/11	28.000	1,000	11,000
Microsoft Corp. Put[2]	11/21/11	25.000	2,000	32,000
Morgan Stanley Put[2]	11/21/11	15.000	4,000	84,000
Mosaic Co. (The) Put[2]	11/21/11	50.000	3,000	114,000
Mosaic Co. (The) Put[2]	12/19/11	50.000	5,750	632,500
32 | OPPENHEIMER EQUITY INCOME FUND, INC.

	Expiration
	Date	Strike Price	Contracts	Value

Options Purchased Continued
Mosaic Co. (The) Put[2]	12/19/11	$55.000	4,000	$896,000
Mosaic Co. (The) Put[2]	1/23/12	50.000	6,250	1,156,250
Pfizer, Inc. Put[2]	11/21/11	17.000	4,000	16,000
Pfizer, Inc. Put[2]	12/19/11	18.000	8,500	229,500
Time Warner Cable, Inc. Put[2]	11/21/11	60.000	500	45,000
U.S. Bancorp Put[2]	12/19/11	20.000	6,000	84,000
Wells Fargo & Co. Put[2]	11/21/11	22.000	4,000	48,000

Total Options Purchased (Cost $13,538,047)				6,511,500

	Shares

Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[3,12] (Cost $8,453,736)	8,453,736	8,453,736
Total Investments, at Value (Cost $2,863,341,285)	101.0%	2,843,809,694
Liabilities in Excess of Other Assets	(1.0)	(26,974,214)

Net Assets	100.0%	$2,816,835,480

Footnotes to Statement of Investments

1.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

2.	Non-income producing security.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 29, 2010[a]	Additions	Reductions	October 31, 2011

Apollo Commercial Real Estate Finance, Inc.[b]	700,000	325,000	27,000	998,000
Box Ships, Inc.	—	1,750,000	145,000	1,605,000
Diana Containerships, Inc.	—	1,502,500	—	1,502,500
Oppenheimer Institutional Money Market Fund, Cl. E	53,169,685	637,197,813	681,913,762	8,453,736

				Realized
	Value		Income	Loss

Apollo Commercial Real Estate Finance, Inc.[b]	$—	[c]	$1,350,770	$113,676
Box Ships, Inc.	14,830,200		262,275	486,142
Diana Containerships, Inc.	7,903,150		44,325	—
Oppenheimer Institutional Money Market Fund, Cl. E	8,453,736		87,372	—

	$31,187,086		$1,744,742	$599,818

a.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

b.	No longer an affiliate as of October 31, 2011.

c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.
33 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,443,985 or 0.12% of the Fund’s net assets as of October 31, 2011.

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $233,573 or 0.01% of the Fund’s net assets as of October 31, 2011.

8.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,082,324. See Note 5 of the accompanying Notes.

9.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $50,991,203 or 1.81% of the Fund’s net assets as of October 31, 2011.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Restricted security. The aggregate value of restricted securities as of October 31, 2011 was $14,979,236, which represents 0.53% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation

Deutsche Bank AG, London, Ford Motor Co. Equity Linked Nts.	4/26/11	$10,000,944	$7,324,184	$2,676,760
Goldman Sachs Group, Inc. (The), OfficeMax, Inc. Equity Linked Nts.	9/2/11	7,499,997	7,098,912	401,085
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	603,021	556,140	46,881

		$18,103,962	$14,979,236	$3,124,726

12.	Rate shown is the 7-day yield as of October 31, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
34 | OPPENHEIMER EQUITY INCOME FUND, INC.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$303,470,228	$—	$—	$303,470,228
Consumer Staples	113,473,443	—	—	113,473,443
Energy	306,491,773	—	—	306,491,773
Financials	577,491,969	—	—	577,491,969
Health Care	259,797,323	—	—	259,797,323
Industrials	150,454,925	—	—	150,454,925
Information Technology	171,279,400	—	—	171,279,400
Materials	81,235,090	—	—	81,235,090
Telecommunication Services	145,119,980	—	—	145,119,980
Utilities	123,794,889	—	—	123,794,889
Preferred Stocks	23,730,025	150,337,150	—	174,067,175
Asset-Backed Securities	—	779,131	—	779,131
Mortgage-Backed Obligations	—	16,745,288	—	16,745,288
U.S. Government Obligations	—	2,605,891	—	2,605,891
Non-Convertible Corporate Bonds and Notes	—	70,324,397	—	70,324,397
Convertible Corporate Bonds and Notes	—	211,657,572	—	211,657,572
Structured Securities	—	120,055,984	—	120,055,984
Options Purchased	6,511,500	—	—	6,511,500
Investment Company	8,453,736	—	—	8,453,736

Total Investments, at Value	2,271,304,281	572,505,413	—	2,843,809,694
Other Financial Instruments:
Futures margins	618,750	—	—	618,750

Total Assets	$2,271,923,031	$572,505,413	$—	$2,844,428,444

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(30,374,925)	$—	$—	$(30,374,925)
Depreciated options written, at value	(1,287,950)	—	—	(1,287,950)
Futures margins	(28,438)	—	—	(28,438)

Total Liabilities	$(31,691,313)	$—	$—	$(31,691,313)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
35 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options as of October 31, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Abbott Laboratories	Call	1,750	$55.00	11/21/11	$95,051	$(64,750)	$30,301
Altria Group, Inc.	Call	1,500	28.00	11/21/11	46,465	(28,500)	17,965
Apple, Inc.	Put	2,500	400.00	12/19/11	4,776,622	(3,387,500)	1,389,122
Apple, Inc.	Put	500	390.00	12/19/11	530,744	(505,000)	25,744
Assured Guaranty Ltd.	Put	8,000	12.00	11/21/11	1,011,100	(448,000)	563,100
Assured Guaranty Ltd.	Put	1,275	13.00	11/21/11	96,869	(121,125)	(24,256)
Assured Guaranty Ltd.	Put	725	14.00	11/21/11	177,605	(113,825)	63,780
Cablevision Systems Corp.
New York Group, Cl. A	Put	3,000	15.00	11/21/11	203,119	(240,000)	(36,881)
Citigroup, Inc.	Put	2,000	25.00	12/19/11	903,938	(112,000)	791,938
CONSOL Energy, Inc.	Put	4,000	42.00	11/21/11	1,144,265	(604,000)	540,265
Edison International, Inc.	Call	200	40.00	11/21/11	5,995	(29,000)	(23,005)
Ensco plc, Sponsored ADR	Put	7,000	43.00	12/19/11	2,067,359	(595,000)	1,472,359
Ensco plc, Sponsored ADR	Put	3,500	52.50	12/19/11	2,615,271	(1,540,000)	1,075,271
Ensco plc, Sponsored ADR	Put	2,400	55.00	12/19/11	1,912,994	(1,248,000)	664,994
Exxon Mobil Corp.	Put	2,000	82.50	1/23/12	1,983,297	(1,200,000)	783,297
Exxon Mobil Corp.	Put	1,500	77.50	1/23/12	633,954	(517,500)	116,454
Exxon Mobil Corp.	Put	700	85.00	1/23/12	1,103,863	(521,500)	582,363
Ford Motor Co.	Call	885	12.00	11/21/11	32,109	(25,665)	6,444
Ford Motor Co.	Call	365	13.00	11/21/11	3,277	(2,555)	722
Halliburton Co.	Put	5,992	40.00	1/23/12	4,781,389	(2,876,160)	1,905,229
Halliburton Co.	Put	1,000	41.00	1/23/12	776,963	(550,000)	226,963
Halliburton Co.	Put	3,000	33.00	11/21/11	422,124	(117,000)	305,124
Intel Corp.	Call	5,900	24.00	12/19/11	741,248	(678,500)	62,748
Intel Corp.	Call	3,900	23.00	11/21/11	555,842	(655,200)	(99,358)
Intel Corp.	Call	2,000	25.00	11/21/11	65,954	(60,000)	5,954
Johnson & Johnson	Call	50	62.50	11/21/11	7,835	(13,000)	(5,165)
JPMorgan Chase & Co.	Put	1,000	31.00	11/21/11	189,504	(31,000)	158,504
Lowe’s Cos., Inc.	Call	1,500	23.00	11/21/11	28,666	(12,000)	16,666
Microsoft Corp.	Put	2,000	27.00	11/21/11	221,051	(154,000)	67,051
Morgan Stanley	Call	500	17.00	11/21/11	44,988	(66,500)	(21,512)
Morgan Stanley	Put	4,000	17.00	11/21/11	460,871	(272,000)	188,871
Mosaic Co. (The)	Put	7,846	65.00	1/23/12	8,590,380	(5,531,430)	3,058,950
Mosaic Co. (The)	Put	2,500	55.00	1/23/12	1,457,106	(850,000)	607,106
Mosaic Co. (The)	Put	2,309	70.00	1/23/12	3,952,880	(2,909,340)	1,043,540
Mosaic Co. (The)	Put	1,430	72.50	1/23/12	2,594,653	(2,102,100)	492,553
Mosaic Co. (The)	Put	1,000	67.50	1/23/12	1,296,953	(991,000)	305,953
Mosaic Co. (The)	Put	2,000	57.50	12/19/11	791,440	(640,000)	151,440
Mosaic Co. (The)	Put	1,000	57.50	11/21/11	228,973	(200,000)	28,973
PepsiCo, Inc.	Call	50	65.00	11/21/11	1,599	(1,100)	499
Pfizer, Inc.	Put	8,500	20.00	12/19/11	1,928,644	(909,500)	1,019,144
Pfizer, Inc.	Put	4,000	18.00	11/21/11	310,304	(60,000)	250,304
Philip Morris International, Inc.	Call	50	67.50	11/21/11	5,149	(16,250)	(11,101)
Time Warner Cable, Inc.	Put	500	65.00	11/21/11	84,442	(120,000)	(35,558)
U.S. Bancorp	Put	6,000	23.00	12/19/11	1,031,442	(276,000)	755,442
Wells Fargo & Co.	Put	4,000	25.00	11/21/11	511,900	(240,000)	271,900
Wyndham Worldwide Corp.	Call	125	32.00	11/21/11	14,747	(26,875)	(12,128)

					$50,440,944	$(31,662,875)	$18,778,069

36 | OPPENHEIMER EQUITY INCOME FUND, INC.

Futures Contracts as of October 31, 2011 are as follows:

		Number of	Expiration		Unrealized Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	131	12/20/11	$18,213,094	$317,939
U.S. Treasury Nts., 2 yr.	Buy	166	12/30/11	36,566,688	(37,512)
U.S. Treasury Nts., 5 yr.	Sell	52	12/30/11	6,375,688	(11,007)
U.S. Treasury Nts., 10 yr.	Buy	186	12/20/11	24,005,625	(22,567)
U.S. Treasury Ultra Bonds	Buy	36	12/20/11	5,485,500	317,634

					$564,487

See accompanying Notes to Financial Statements.
37 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,825,942,943)	$2,812,622,608
Affiliated companies (cost $37,398,342)	31,187,086

2,843,809,694

Cash	848,171
Receivables and other assets:
Investments sold	56,255,502
Shares of capital stock sold	21,680,758
Interest and dividends	7,700,711
Futures margins	618,750
Other	250,760

Total assets	2,931,164,346

Liabilities
Appreciated options written, at value (premiums received $49,421,958)	30,374,925
Depreciated options written, at value (premiums received $1,018,986)	1,287,950
Payables and other liabilities:
Investments purchased	74,969,895
Shares of capital stock redeemed	6,011,575
Distribution and service plan fees	542,404
Transfer and shareholder servicing agent fees	433,876
Directors’ compensation	285,531
Shareholder communications	106,862
Futures margins	28,438
Other	287,410

Total liabilities	114,328,866

Net Assets	$2,816,835,480

Composition of Net Assets
Par value of shares of capital stock	$12,648
Additional paid-in capital	2,976,920,008
Accumulated net investment income	5,597,074
Accumulated net realized loss on investments and foreign currency transactions	(165,519,067)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(175,183)

Net Assets	$2,816,835,480

38 | OPPENHEIMER EQUITY INCOME FUND, INC.

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,116,801,579 and 92,246,976 shares of capital stock outstanding)	$22.95
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.35

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,777,534 and 6,555,977 shares of capital stock outstanding)	$19.64

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $365,941,901 and 18,594,793 shares of capital stock outstanding)	$19.68

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $96,120,980 and 4,319,468 shares of capital stock outstanding)	$22.25

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $109,193,486 and 4,760,617 shares of capital stock outstanding)	$22.94
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended October 31, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $117,410)	$53,606,064
Affiliated companies	1,744,742

Interest (net of foreign withholding taxes of $1,643)	11,019,300

Other income	45,090

Total investment income	66,415,196

Expenses
Management fees	12,912,865

Distribution and service plan fees:
Class A	3,922,619
Class B	964,845
Class C	2,690,883
Class N	363,912

Transfer and shareholder servicing agent fees:
Class A	2,845,285
Class B	365,250
Class C	548,768
Class N	286,408
Class Y	53,034

Shareholder communications:
Class A	211,379
Class B	36,764
Class C	44,600
Class N	7,641
Class Y	1,616

Directors’ compensation	26,147

Custodian fees and expenses	23,416

Administration service fees	1,500

Other	379,124

Total expenses	25,686,056
Less waivers and reimbursements of expenses	(120,205)

Net expenses	25,565,851

Net Investment Income	40,849,345
40 | OPPENHEIMER EQUITY INCOME FUND, INC.

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$19,527,459
Affiliated companies	(599,818)
Closing and expiration of option contracts written (including premiums on options exercised)	(5,846,648)
Closing and expiration of futures contracts	(418,685)
Foreign currency transactions	1,927,082

Net realized gain	14,589,390

Net change in unrealized appreciation/depreciation on:
Investments	(93,196,282)
Translation of assets and liabilities denominated in foreign currencies	13,852
Futures contracts	564,487
Option contracts written	18,874,362

Net change in unrealized appreciation/depreciation	(73,743,581)

Net Decrease in Net Assets Resulting from Operations	$(18,304,846)

See accompanying Notes to Financial Statements.
41 | OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 29,
	2011	2010[1]

Operations
Net investment income	$40,849,345	$12,714,035
Net realized gain	14,589,390	51,372,235

Net change in unrealized appreciation/depreciation	(73,743,581)	64,349,144

Net increase (decrease) in net assets resulting from operations	(18,304,846)	128,435,414

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(34,122,358)	(10,709,289)
Class B	(1,641,237)	(654,555)
Class C	(4,885,238)	(1,141,112)
Class N	(1,314,341)	(386,028)
Class Y	(689,407)	—

	(42,652,581)	(12,890,984)

Capital Stock Transactions
Net increase in net assets resulting from capital stock transactions:
Class A	1,237,646,901	504,250,084
Class B	64,412,276	26,530,986
Class C	249,698,069	71,440,051
Class N	57,837,789	23,518,699
Class Y	114,417,807	—

	1,724,012,842	625,739,820

Net Assets
Total increase	1,663,055,415	741,284,250

Beginning of period	1,153,780,065	412,495,815

End of period (including accumulated net investment income of $5,597,074 and $3,019,862, respectively)	$2,816,835,480	$1,153,780,065

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

	October 31,	October 29,	October 31,	October 31,	October 31,
Class A Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$22.87	$19.23	$15.65	$29.86	$29.15

Income (loss) from investment operations:
Net investment income[2]	.51	.40	.70	.63	.20
Net realized and unrealized gain (loss)	.11	3.65	3.62	(10.24)	2.67

Total from investment operations	.62	4.05	4.32	(9.61)	2.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.41)	(.74)	(.62)	(.03)
Distributions from net realized gain	—	—	—	(3.98)	(2.13)

Total dividends and/or distributions to shareholders	(.54)	(.41)	(.74)	(4.60)	(2.16)

Net asset value, end of period	$22.95	$22.87	$19.23	$15.65	$29.86

Total Return, at Net Asset Value[3]	2.64%	21.25%	28.82%	(37.27)%	10.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,116,802	$918,456	$323,033	$199,650	$362,740

Average net assets (in thousands)	$1,591,296	$593,104	$225,561	$292,638	$370,916

Ratios to average net assets:[4]
Net investment income	2.13%	1.86%	4.29%	2.85%	0.68%
Total expenses[5]	1.09%	1.21%	1.36%	1.25%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.21%	1.36%	1.25%	1.28%

Portfolio turnover rate	37%[6]	60%	105%	78%	124%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.21%
Year Ended October 31, 2009	1.36%
Year Ended October 31, 2008	1.25%
Year Ended October 31, 2007	1.28%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$ —	$68,139,011
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class B Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$19.68	$16.61	$13.63	$26.48	$26.27

Income (loss) from investment operations:
Net investment income (loss)[2]	.25	.18	.50	.38	(.05)
Net realized and unrealized gain (loss)	.08	3.15	3.11	(8.95)	2.39

Total from investment operations	.33	3.33	3.61	(8.57)	2.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.26)	(.63)	(.30)	—
Distributions from net realized gain	—	—	—	(3.98)	(2.13)

Total dividends and/or distributions to shareholders	(.37)	(.26)	(.63)	(4.28)	(2.13)

Net asset value, end of period	$19.64	$19.68	$16.61	$13.63	$26.48

Total Return, at Net Asset Value[3]	1.61%	20.22%	27.69%	(37.81)%	9.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,777	$65,791	$31,723	$24,862	$60,106

Average net assets (in thousands)	$96,706	$48,363	$24,503	$42,007	$72,568

Ratios to average net assets:[4]
Net investment income (loss)	1.20%	0.96%	3.57%	1.94%	(0.21)%
Total expenses[5]	2.06%	2.25%	2.48%	2.14%	2.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.13%	2.22%	2.14%	2.16%

Portfolio turnover rate	37%[6]	60%	105%	78%	124%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.06%
Year Ended October 29, 2010	2.25%
Year Ended October 31, 2009	2.48%
Year Ended October 31, 2008	2.14%
Year Ended October 31, 2007	2.16%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$ —	$68,139,011
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER EQUITY INCOME FUND, INC.

	October 31,	October 29,	October 31,	October 31,	October 31,
Class C Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$19.72	$16.65	$13.66	$26.54	$26.31

Income (loss) from investment operations:
Net investment income (loss)[2]	.28	.19	.50	.39	(.04)
Net realized and unrealized gain (loss)	.09	3.16	3.13	(8.99)	2.40

Total from investment operations	.37	3.35	3.63	(8.60)	2.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.28)	(.64)	(.30)	—
Distributions from net realized gain	—	—	—	(3.98)	(2.13)

Total dividends and/or distributions to shareholders	(.41)	(.28)	(.64)	(4.28)	(2.13)

Net asset value, end of period	$19.68	$19.72	$16.65	$13.66	$26.54

Total Return, at Net Asset Value[3]	1.79%	20.30%	27.77%	(37.83)%	9.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$365,942	$128,951	$44,774	$29,599	$56,130

Average net assets (in thousands)	$269,739	$80,931	$32,357	$43,817	$56,496

Ratios to average net assets:[4]
Net investment income (loss)	1.36%	1.02%	3.53%	1.98%	(0.17)%
Total expenses[5]	1.86%	2.05%	2.28%	2.12%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	2.05%	2.17%	2.11%	2.13%

Portfolio turnover rate	37%[6]	60%	105%	78%	124%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.86%
Year Ended October 29, 2010	2.05%
Year Ended October 31, 2009	2.28%
Year Ended October 31, 2008	2.12%
Year Ended October 31, 2007	2.13%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$ —	$68,139,011
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class N Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$22.21	$18.70	$15.24	$29.09	$28.52

Income (loss) from investment operations:
Net investment income[2]	.41	.30	.64	.54	.08
Net realized and unrealized gain (loss)	.08	3.55	3.51	(9.97)	2.62

Total from investment operations	.49	3.85	4.15	(9.43)	2.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.34)	(.69)	(.44)	—
Distributions from net realized gain	—	—	—	(3.98)	(2.13)

Total dividends and/or distributions to shareholders	(.45)	(.34)	(.69)	(4.42)	(2.13)

Net asset value, end of period	$22.25	$22.21	$18.70	$15.24	$29.09

Total Return, at Net Asset Value[3]	2.14%	20.77%	28.40%	(37.48)%	10.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,121	$40,582	$12,966	$10,023	$19,340

Average net assets (in thousands)	$73,231	$25,675	$9,706	$15,221	$19,387

Ratios to average net assets:[4]
Net investment income	1.73%	1.48%	4.08%	2.47%	0.29%
Total expenses[5]	1.55%	1.83%	2.36%	1.87%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.58%	1.67%	1.63%	1.67%

Portfolio turnover rate	37%[6]	60%	105%	78%	124%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.83%
Year Ended October 31, 2009	2.36%
Year Ended October 31, 2008	1.87%
Year Ended October 31, 2007	1.91%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$ —	$68,139,011
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER EQUITY INCOME FUND, INC.

October 31,
Class Y Period Ended	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$25.76

Income (loss) from investment operations:
Net investment income[2]	.36
Net realized and unrealized loss	(2.78)

Total from investment operations	(2.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.40)

Net asset value, end of period	$22.94

Total Return, at Net Asset Value[3]	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,193

Average net assets (in thousands)	$50,333

Ratios to average net assets:[4]
Net investment income	2.32%
Total expenses[5]	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%

Portfolio turnover rate[6]	37%

1.	For the period from February 28, 2011 (inception of offering) to October 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended October 31, 2011 0.80%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended October 31, 2011	$ —	$68,139,011
See accompanying Notes to Financial Statements.
47 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Equity Income Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on February 28, 2011.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Previous Annual Period. Since October 29, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
48 | OPPENHEIMER EQUITY INCOME FUND, INC.

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest
49 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
50 | OPPENHEIMER EQUITY INCOME FUND, INC.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$22,164,328	$—	$159,726,761	$27,029,185

1.	As of October 31, 2011, the Fund had $153,850,648 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$60,608,731
2017	93,241,917

Total	$153,850,648

Of these losses, $127,321,450 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year.

2.	The Fund had $5,876,113 of straddle losses which were deferred.

3.	During the fiscal year ended October 31, 2011, the Fund utilized $13,913,731 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended October 29, 2010, the Fund utilized $53,404,658 of capital loss carryforward to offset capital gains realized in that fiscal year.
51 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Increase
	Accumulated	to Accumulated
Increase to	Net Investment	Net Realized Loss
Paid-in Capital	Income	on Investments

$132,688,069	$4,380,448	$137,068,517
The tax character of distributions paid during the years ended October 31, 2011 and October 29, 2010 was as follows:

	Year Ended	Year Ended
	October 31, 2011	October 29, 2010

Distributions paid from:
Ordinary income	$42,652,581	$12,890,984
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,883,754,687
Federal tax cost of other investments	33,330,387

Total federal tax cost	$2,917,085,074

Gross unrealized appreciation	$193,511,846
Gross unrealized depreciation	(220,541,031)

Net unrealized depreciation	$(27,029,185)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
52 | OPPENHEIMER EQUITY INCOME FUND, INC.

Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2011, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$107,659	[1]
Payments Made to Retired Directors	7,058
Accumulated Liability as of October 31, 2011	176,277

1.	Amount includes Projected Benefit Obligations assumed in conjunction with the acquisition of Oppenheimer Balanced Fund of $102,050.
The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio
53 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized one billion shares of $0.0001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2011[1]		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	54,232,459	$1,329,293,000	29,741,863	$639,295,438
Dividends and/or distributions reinvested	1,268,985	29,624,308	446,674	9,411,874
Acquisition-Note 7	19,406,604	414,719,135	—	—
Redeemed	(22,813,569)	(535,989,542)	(6,836,264)	(144,457,228)

Net increase	52,094,479	$1,237,646,901	23,352,273	$504,250,084

Class B
Sold	3,332,729	$70,194,304	2,220,371	$40,890,157
Dividends and/or distributions reinvested	75,325	1,515,150	34,359	622,248
Acquisition-Note 7	1,363,002	24,942,930	—	—
Redeemed	(1,558,961)	(32,240,108)	(820,555)	(14,981,419)

Net increase	3,212,095	$64,412,276	1,434,175	$26,530,986

54 |  OPPENHEIMER EQUITY INCOME FUND, INC.

	Year Ended October 31, 2011[1]		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount

Class C
Sold	12,288,416	$259,544,559	4,740,041	$87,718,337
Dividends and/or distributions reinvested	201,700	4,059,849	55,448	1,008,558
Acquisition-Note 7	2,857,542	52,407,313	—	—
Redeemed	(3,292,884)	(66,313,652)	(944,388)	(17,286,844)

Net increase	12,054,774	$249,698,069	3,851,101	$71,440,051

Class N
Sold	3,155,932	$74,346,806	1,540,368	$31,929,751
Dividends and/or distributions reinvested	49,984	1,140,826	16,809	344,628
Acquisition-Note 7	374,594	7,761,583	—	—
Redeemed	(1,088,427)	(25,411,426)	(423,372)	(8,755,680)

Net increase	2,492,083	$57,837,789	1,133,805	$23,518,699

Class Y
Sold	5,806,312	$138,758,317	—	$—
Dividends and/or distributions reinvested	30,338	683,692	—	—
Redeemed	(1,076,033)	(25,024,202)	—	—

Net increase	4,760,617	$114,417,807	—	$—

1.	For the year ended October 31, 2011, for Class A, Class B, Class C, and Class N shares, and for the period from February 28, 2011 (inception of offering) to October 31, 2011, for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$2,009,964,432	$726,646,005
To Be Announced (TBA) mortgage-related securities	—	68,139,011
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Over $2.0 billion	0.50
55 |  OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2011, the Fund paid $3,758,963 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class B	$4,056,438
Class C	6,003,044
Class N	1,191,440
56 |  OPPENHEIMER EQUITY INCOME FUND, INC.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 31, 2011	$1,745,595	$636	$180,278	$87,219	$3,425
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2011, the Manager waived fees and/or reimbursed the Fund $43,930 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$39,632
Class N	36,643
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
57 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
58 | OPPENHEIMER EQUITY INCOME FUND, INC.

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of October 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$618,750	*	Futures margins	$28,438	*
Equity contracts				Appreciated options
				written, at value	30,374,925
Equity contracts				Depreciated options
				written, at value	1,287,950
Equity contracts	Investments, at value	6,511,500	**

Total		$7,130,250			$31,691,313

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
59 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

	Investments from
	unaffiliated
	companies	Closing and
Derivatives Not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency
Instruments	exercised)*	written	contracts	transactions	Total

Equity contracts	$13,265,010	$(5,846,648)	$—	$—	$7,418,362
Foreign exchange contracts	—	—	—	40,159	40,159
Interest rate contracts	—	—	(418,685)	—	(418,685)

Total	$13,265,010	$(5,846,648)	$(418,685)	$40,159	$7,039,836

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not
Accounted		Option
for as Hedging		contracts	Futures
Instruments	Investments*	written	contracts	Total

Equity contracts	$(7,026,547)	$18,874,362	$—	$11,847,815
Interest rate contracts	—	—	564,487	564,487

Total	$(7,026,547)	$18,874,362	$564,487	$12,412,302

*	Includes purchased option contracts and purchased swaption contracts, if any.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or
60 | OPPENHEIMER EQUITY INCOME FUND, INC.

payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $17,339,346 and $1,470,563 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $1,969,846 on purchased put options.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a
61 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $2,850,422 and $11,698,800 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended October 31, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of October 29, 2010	40,055	$2,848,012	25,925	$3,559,055
Options written	245,205	32,164,165	537,079	104,434,681
Options closed or expired	(238,549)	(28,846,107)	(389,041)	(50,208,251)
Options exercised	(27,936)	(4,517,145)	(76,786)	(8,993,466)

Options outstanding as of October 31, 2011	18,775	$1,648,925	97,177	$48,792,019

6. Restricted Securities
As of October 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Acquisition of Oppenheimer Balanced Fund
On August 18, 2011, the Fund acquired all of the net assets of Oppenheimer Balanced Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Balanced Fund shareholders on August 12, 2011. The purpose of the acquisition was to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from economies of scale associated with a larger
62 | OPPENHEIMER EQUITY INCOME FUND, INC.

fund as a result of the combined assets which would result in lower effective management fees as well as lower effective total operating expenses.
     The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.
Details of the merger are shown in the following table:

	Exchange Ratio to	Shares of	Value of Issued
	One Share of the	Beneficial	Shares of	Combined Net
	Oppenheimer	Interest Issued	Beneficial	Assets on
	Balanced Fund	by the Fund	Interest	August 18, 2011[1]

Class A	0.4513169396	19,406,604	$414,719,135	$1,972,657,723
Class B	0.5065316393	1,363,002	$24,942,930	$116,863,912
Class C	0.5081985278	2,857,542	$52,407,313	$330,863,551
Class N	0.4573454151	374,594	$7,761,583	$81,542,394

1.	The net assets acquired included net unrealized depreciation of $6,306,166 and an unused capital loss carryforward of $130,126,008, potential utilization subject to tax limitations.
Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$44,526,430
Net loss on investments	$53,427,686
Net decrease in net assets resulting from operations	$8,901,256
8. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain
63 | OPPENHEIMER EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs
64 | OPPENHEIMER EQUITY INCOME FUND, INC.

in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
65 | OPPENHEIMER EQUITY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of
Oppenheimer Equity Income Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund, Inc., including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund, Inc. as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 69.75% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $46,711,725 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2011, the maximum amount allowable but not less than $21,016,333 or 49.27% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
67 | OPPENHEIMER EQUITY INCOME FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
68 | OPPENHEIMER EQUITY INCOME FUND, INC.

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load equity income funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load equity income funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its peer group median and average. The Fund’s total expenses were higher than its peer group median and equal to its peer group average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage
69 | OPPENHEIMER EQUITY INCOME FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
70 | OPPENHEIMER EQUITY INCOME FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
     This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Directors (since 2007), Director (since 2001) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Director (since 2005) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company):
Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
72 | OPPENHEIMER EQUITY INCOME FUND, INC.

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Director (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Director (since 2009) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Director (since 2009) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Director (since 2009) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Director (since 2009) Age: 66	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non- profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of
73 | OPPENHEIMER EQUITY INCOME FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Director (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Director (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management
74 | OPPENHEIMER EQUITY INCOME FUND, INC.

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2007) Age: 46	Vice President of the Manager (since June 1998). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
75 | OPPENHEIMER EQUITY INCOME FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001- December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
76 | OPPENHEIMER EQUITY INCOME FUND, INC.

OPPENHEIMER EQUITY INCOME FUND, INC.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
© 2011 OppenheimerFunds, Inc. All rights reserved.
77 | OPPENHEIMER EQUITY INCOME FUND, INC.

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
78 |  OPPENHEIMER EQUITY INCOME FUND, INC.

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
79 | OPPENHEIMER EQUITY INCOME FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,700 in fiscal 2011 and 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $215,103 in fiscal 2011 and $400,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, attestation procedures and professional services for the capital accumulation plan and FIN 45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $900 in fiscal 2011 and $17,776 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $216,003 in fiscal 2011 and $418,676 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Equity Income Fund, Inc.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 12/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 12/12/2011

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 12/12/2011